Tesoro Mixed Xylenes Project Argus Dewitt Asian Aromatics 2014 August 20, 2014 1 Exhibit 99.1

• This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: – The execution and effects of our strategic priorities, including achieving improvements in operational efficiency and effectiveness including safety performance, developing commercial excellence, and maintaining financial discipline and a high performing culture; – West Coast logistics development, transportation advantages and refining system opportunities; and – The market outlook, including expectations regarding crude oil production, feedstock costs and advantages crude oils; pipeline, rail export and unloading capacities; the anticipated costs of crude movements; U.S. production of refined products and global production of aromatics (benzene, toluene and mixed xylenes); and – Indicative variable operating and production costs, freight costs and potential low cost producers for mixed xylene production. • We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. • Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. • Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. 2 Forward Looking Statements

• Overview of Tesoro • U.S. West Coast crude oil and product fundamentals • Tesoro’s mixed xylenes project at Anacortes 3 Agenda

• A leading independent refiner and marketer of petroleum products in the United States • Growing through acquisition and organic growth • Operating in western U.S. 4 Tesoro 0 200 400 600 800 West Coast Refining Capacity Source: EIA crude unit calendar day capacities for PADD V excluding asphalt plants MBD

5 Tesoro Corporation Los Angeles, CA 363 MBD Key Metrics 2010 2014 Enterprise Value1 ($ billions) 3.5 10.9 Market Cap1 ($ billions) 2.0 7.9 Refining Capacity2 (MBD) 665 850 Refining Complexity2 9.8 11.5 Branded Retail Stations2 880 2,268 Marketing Integration2 (%) 53 85 Employees2 5,300 7,200 1. As of 8/6/14 2. As of 3/31/10 and 6/30/14 Mandan, ND 71 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Kenai, AK 72 MBD San Antonio Headquarters Tesoro’s Retail Marketing Brands

6 Tesoro Logistics LP $ billions 2011 2014 Enterprise Value1 0.7 4.8 Market Cap1 0.7 3.7 Annual EBITDA2 ($ millions) 52.9 278.4 TLLP growing rapidly into a premier Western US logistics provider Martinez Mandan Salt Lake City Los Angeles Kenai Anacortes 1) As of 4/20/11 and 8/6/14 2) 2011 from IPO prospectus, 2014 annualized 2Q14 run rate EBITDA

• Overview of Tesoro • U.S. West Coast crude oil and product fundamentals • Tesoro’s mixed xylenes project at Anacortes 7 Agenda

8 Pipeline Crude Advantage Source: Map, Canadian Association of Petroleum Producers, Transportation cost Simmons & Company, Volume is Tesoro estimate Pacific Northwest has transportation cost advantage on Canadian crude oil Flows to Pacific Northwest 300 MBD Flows to South & East 3,300 MBD

9 Note: Rail cost estimates based on publicly available information and include rail tariff, loading and unloading costs, rail car lease cost and barge costs where applicable. Excludes trucking and gathering costs. Pacific Northwest has transportation cost advantage on Bakken crude oil Rail Crude Advantage Bakken Permian & Eagle Ford

10 West Coast Exports Source: EIA, Internal Tesoro forecasts (100) - 100 200 2005 2007 2009 2011 2013 MBD Net Exports (Imports) Gasoline + Diesel US West Coast refiners have become competitive exporters and increased run rates based on advantaged crude oil and low natural gas

11 West Coast Refining Utilization Source: EIA percent of operating capacity West Coast crude run is near maximum utilization 92 93 91 88 89 86 88 87 90 91 82 84 86 88 90 92 94 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Percent

12 Utilization of Reformer Capacity Source: EIA ethanol; Tesoro estimate of West Coast reformer utilization Mandated ethanol blending replaces high octane reformate production, therefore reformers have unutilized capacity 0 40 80 120 160 50 60 70 80 90 100 2004 2007 2010 2013 Crude utilization Reformer utilization Ethanol MBD Percent MBD

• Overview of Tesoro • U.S. West Coast crude oil and product fundamentals • Tesoro’s mixed xylenes project at Anacortes 13 Agenda

14 Xylene Demand 0 15 30 45 60 75 2010 2012 2014 2016 2018 2020 million tons per annum Source: Nexant Year on year demand growth of five to seven percent adds 2 to 3 million tons of incremental demand each year

15 Xylene Supply 2014 Capacities, MM B/D Crude Reforming Xylenes1 Equivalent recovery of reformer xylenes kta MMb/d World2 95.3 14.6 64,000 1.28 -- Asia Pacific 3 33.0 3.7 42,500 0.85 115% Rest of world 62.3 10.9 21,500 0.43 20% 1. Xylene capacities from Nexant; implied recovery is proforma, based on 20% of reformer nameplate and can exceed 100% because of TDP 2. World crude and reformer capacities from PIRA Energy Group 3. Asia Pacific crude and reformer capacities from FGE Note: kta = thousands of tonnes per annum, MMb/d = millions of barrels per day Asia Pacific has added toluene disproportionation capacity because MX from reformate is already fully recovered

Production alternatives to mixed xylenes: • High cost: toluene disproportionation (TDP) – On purpose production from toluene • Lower cost: naphtha reforming – Recovery from reformate 16 Mixed Xylenes Asian mixed xylenes price tracks North Asia TDP variable cost 0 500 1,000 1,500 2,000 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 TDP North Asia cost Xylene FOB Korea price $/mt Source: Xylene price Argus, TDP cost estimate Tesoro

17 Tesoro Value Chain Crude unit Naphtha intermediates Hydrotreating and reforming Reformate (70-80% aromatics) High octane reformate typically contains 25% mixed xylenes Mixed xylenes recovery

Weight percent on crude Alaskan Crude Bakken Canadian Lt. Light naphtha 6 7 7 Heavy naphtha (reformer feed) 11 17 18 Jet 13 19 15 Diesel 16 20 17 FCC feed 32 27 28 Coker feed 20 7 12 • Price-advantaged inland crudes, such as Bakken, yield more reformer feed 18 Feed Advantage Potential to increase production of naphtha, gasoline and/or aromatics Source: Tesoro (components shown above are less than 100% due to LPG, light ends, and losses) Note: Alaskan crude = ANS, Canadian Lt is Canadian Mixed Sweet

19 Freight Cost Advantage Source: Tesoro estimates US West Coast shipping distance is significantly less than US Gulf Coast to North Asia 4,900 nautical miles 9,600 nautical miles

0 4 8 12 16 20 2004 2006 2008 2010 2012 $/MMBTU U.S. Asia 20 Natural Gas Advantage US West Coast fuel cost is lower than Asia Source: NYMEX Henry Hub Natural Gas Futures Pit (front month), Japan LNG from BP Statistical Review of World Energy 2014

0 500 1,000 1,500 US West Coast reformer US Gulf Coast reformer North Asia reformer North Asia TDP $/mt xylene Mixed xylenes price FOB Korea 21 Overall Advantage Source: Tesoro Estimates Pacific Northwest location would be low cost producer • Proforma mixed xylenes production cost • 2013 annual data for illustration

22 Tesoro Anacortes

23 Tesoro Capital Project Mixed xylenes 15 MBD 750 kta NHT 40→46 MBD Anacortes Reformer 32 MBD Mixed xylenes recovery Martinez Reformer 2 26 MBD Fractionation New Revamp Existing HVN HVN A cost effective project to manufacture mixed xylenes Note: NHT = Naphtha Hydrotreater Revamp reformer 15 MBD Crude unit 120 MBD Crude unit 166 MBD Lighter crudes containing more naphtha LVN

• Geographically positioned – Transportation advantage results in low feedstock costs – Low natural gas price results in lower operating costs – Freight advantage to Asia based on West Coast location – Available reformer capacity • Tesoro will be a competitive supplier to the global mixed xylenes market 24 Tesoro Advantage

• Investors: – Brian Randecker, Senior Director, Investor Relations, (210) 626-4757 • Media: – Tesoro Media Relations, media@tsocorp.com (210) 626-7702 www.tsocorp.com 25 Contact Information